UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 4, 2011
The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500
Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)
(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
The Company has opened an account with UBS AG and intends to transfer a significant portion of the cash it holds from time to time to the UBS account to be placed in various instruments and may borrow additional amounts from UBS to invest on a leveraged basis, including in equity and debt that is publicly traded or is issued by United States and foreign publicly traded companies, financial institutions, mutual funds and exchange traded funds. The Company’s primary business will continue to be in the textile industry, conducted through its wholly owned Brookwood subsidiary, and the Company’s activities in investing, reinvesting, owning, holding or trading in securities will at all times constitute substantially less than 40% of its assets on an unconsolidated basis, in order to maintain its exemption from registration under the Investment Company Act of 1940, as amended (the “ICA”).
The Company’s Brookwood subsidiary continues to generate cash in excess of the Company’s current cash requirements. The Company has historically held its cash balances in bank deposits or money market accounts. In the current interest rate environment, the yields on these balances have been very low. The Company believes that it would be prudent to retain its cash to provide for any contingencies, but that it would be appropriate to place it in vehicles that are likely to provide a more attractive return. Therefore, the Company has opened the UBS account. The Company intends initially to transfer approximately $5 million into the UBS account and to increase that amount over time, with the intention to retain cash and cash equivalents as necessary for operations and hold the remainder of its liquid assets from time to time in the UBS account to invest in the ordinary course of its business. The Company intends to place the amounts in the UBS account in various instruments, including equity and debt that is publicly traded or is issued by United States and foreign publicly traded companies, financial institutions, mutual funds and exchange traded funds. The Company does not intend to invest in instruments for which there is not a public market or not issued by publicly traded companies, financial institutions, mutual funds or exchange traded funds. The amounts invested will at all times remain in the Company’s investment account and under its control, and will be invested for its own account.
The UBS account will be a margin account, under which the Company may borrow from UBS up to 70% (for equities) to 90% (for debt) of the loan value of investment securities held in the account at a current borrowing cost of 50 basis points over the interest rate applicable to dollar deposits in the London interbank market. All borrowings in the account will be secured by a pledge of all assets held in the account. If at any time the value of the assets in the account fall below the agreed margin, or if UBS should, for any other reason, consider the assets pledged as no longer adequate cover for its claims, the Company will be required, upon request by UBS, either to reduce the debt through repayments or to furnish sufficient additional security, so as to re-establish the required margin. If the Company fails to comply with this demand within such time limit as may be set by UBS at its discretion, the debt will become repayable and UBS will be allowed to sell the assets on the open market to pay the debt.
Risks Related to the Company’s Investments
The Company’s activities in the UBS account will be subject to a number of risks, including those described below. The Company will attempt to assess these risk factors, and others, in determining the extent of the position it will take in the relevant securities and the price it is willing to pay for such securities. However, such risks cannot be eliminated.
The Company and its executives have limited experience in investment activities similar to those in which the Company intends to engage. The Company has not previously invested in instruments similar to those in which it intends to invest through the UBS account, although Mr. Gumbiner, the Company’s Chief Executive Officer has managed similar investments through other entities with which he is associated. There can be no assurance that the Company’s efforts will be successful and there is a risk that the Company could suffer significant losses through its investments.
The Company’s investment activities will be dependent upon one key individual. The success of the Company’s investments is expected to be significantly dependent upon the expertise of Mr. Gumbiner, its Chief Executive Officer. The loss of Mr. Gumbiner’s services for any reason could be detrimental to the Company.
The Company may change its investment strategy without notice, which may result in it making investments that entail more risk than its disclosed investments. The Company’s investment strategy may evolve, in light of existing market conditions and investment opportunities, and this evolution may involve additional risks. Investment opportunities that present unattractive risk-return profiles relative to other available investment opportunities under particular market conditions may become relatively attractive under changed market conditions and changes in market conditions may therefore result in changes in the investments targeted. Decisions to make investments in new asset categories present risks that may be difficult for the Company to assess adequately and could therefore have adverse effects on the Company’s financial condition. A change in the Company’s investment strategy may also increase its exposure to interest rate, commodity, foreign currency or credit market fluctuations. The Company’s failure to assess accurately the risks inherent in new asset categories or the financing risks associated with such assets could adversely affect its results of operations and financial condition.
The Company may invest in foreign securities, which have risks different than those associated with investing in U.S. securities. The Company intends to acquire U.S. and non-U.S. securities and other instruments, which may be denominated in non-U.S. currencies and/or traded outside of the United States. To the extent these positions include non-U.S. securities or instruments denominated in non-U.S. currencies or are traded outside of the U.S., such positions require consideration of certain risks not typically associated with trading United States’ securities or property. Such risks include unfavorable currency or exchange rate developments, restrictions on repatriation of investment income and capital, imposition of exchange control regulation by the United States or foreign governments, confiscatory taxation and economic or political instability in foreign nations. In addition, there may be less publicly available information about non-U.S. companies than would be the case for comparable companies in the United States, and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.
The Company may incur losses in its investments. All securities positions taken by the Company risk the loss of capital. The Company intends to moderate this risk through a careful selection of securities and other financial instruments. No guarantee or representation is made that the Company’s program will be successful. The Company’s program may utilize such techniques as trading in derivatives, limited diversification and margin transactions and short sales, which practices can, in certain circumstances, increase the adverse impact to which the Company may be subject.
As part of its program, the Company may acquire positions in securities and other instruments that may result in significant returns to the Company, but that involve a substantial degree of risk. The Company may lose a substantial portion or all of its investment or may be required to accept cash or securities with a value less than the Company’s investment. The market prices of the instruments in which the Company may invest are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such instruments may be greater than normally expected.
The Company’s investments may be adversely affected by changes in interest rates. The values of certain securities are sensitive to movements in interest rates and, as such, are subject to interest rate risk. Fixed-income securities generally decrease in value as a result of increases in interest rates and/or spreads.
The Company may invest in derivatives, which may increase the risk of the Company’s activities. In connection with its activities through the UBS account, the Company may invest in derivative instruments. Derivative instruments, or “derivatives,” include options, futures and other instruments and contracts that are derived from or the value of which is related to one or more underlying securities, financial benchmarks, currencies or indices. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. There is no assurance that derivatives that the Company may acquire will be available at any particular times upon satisfactory terms or at all.
The value of a derivative is frequently difficult to determine and depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives are “leveraged,” and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Company to the possibility of a loss exceeding the original amount invested.

In addition, the Company will be exposed to the risk of non-performance of contracts, for financial and other reasons, on the part of counterparties with which the Company enters into derivatives agreements.
The Company will not be subject to regulatory oversight as an investment company. While the Company’s activities in the UBS account may be considered similar to those of an investment company, the Company is not registered as such under the ICA, in reliance upon an exemption available to companies the primary business of which is other than investing, reinvesting or trading in securities, and, accordingly, the provisions of the ICA (which among other things, require investment companies to have a majority of disinterested directors, require securities held in custody to at all times be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the advisor and the investment company) are not applicable. Because securities of the Company held by brokers will generally not be held in the Company’s name, a failure of any such broker is likely to have a greater adverse impact on the Company than if such securities were registered in the Company’s name.
If the Company is deemed to be an investment company, there would be an adverse impact on the Company. The ICA defines an investment company as any issuer that is, holds itself out as being, or proposes to be, primarily engaged in the business of investing, reinvesting or trading in securities or any issuer that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire “investment securities” having a value exceeding 40% of the value of the issuer’s total assets (exclusive of United States government securities and cash items) on an unconsolidated basis (the “40% test”). Excluded from the term “investment securities” are, among others, securities issued by majority-owned subsidiaries unless the subsidiary is an investment company or relies on specified exceptions from the definition of an investment company. The Company is a holding company. It conducts its operations primarily through Brookwood, its wholly owned subsidiary. Brookwood is not an investment company under the definition in the ICA because its activities and assets consist of its textile products operations. Because the fair market value of the Company’s assets on an unconsolidated basis substantially exceeds the fair market value of the assets the Company intends to hold in the UBS account, and because the Company does not intend that investments in securities constitute a business line of the Company, the Company does not believe that its activities will subject it to regulation under the ICA as an investment company. The Company intends to continue to conduct its operations so that it is not required to register as an investment company under the ICA and to monitor its holdings regularly to confirm its continued compliance with the 40% test.
If the Company were deemed to be an investment company and required to register under the ICA, its activities may be restricted, including restrictions on the nature of its investments. In addition, the Company may have imposed upon it burdensome requirements, including registration as an investment company and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations, with which it may not be able or willing to comply.
If it were determined that the Company was an investment company and failed timely to register under the ICA, the penalties and other consequences to the Company could be severe. In order not to be regulated as an investment company under the ICA, the Company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading in securities and that its activities do not include investing, reinvesting, owning, holding or trading in “investment securities” constituting more than 40% of its assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. The Company’s business will continue to be in the textile industry, conducted through the ownership and operation of its wholly owned Brookwood subsidiary, and not investing, reinvesting or trading in securities.
The Company’s investments will be subject to the risks of a general market decline. A decline in the overall market may affect the value of the Company’s investments.
The Company’s use of leverage and margin could increase the risks of its investments. The Company may borrow funds to invest through the UBS account or might have long and short positions in excess of the Company’s net assets in order to be able to increase the amount of funds available for securities investments. In addition, the Company may in effect “leverage” its investment return with options, forwards and other derivative instruments. The amount of borrowings that the Company may have outstanding at any time may be significant in relation to its capital. Consequently, the level of interest rates, generally, and the rates at which the Company can borrow, in particular, will affect the operating results of the Company.

In general, the Company’s anticipated use of borrowings results in certain additional risks to the Company. For example, should the securities pledged to brokers to secure the Company’s loans decline in value, the Company could be subject to a “margin call”, pursuant to which the Company must either deposit additional funds with the broker, or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden precipitous drop in the value of the Company’s assets, the Company might not be able to liquidate assets quickly enough to pay off its debt.
The Company may deal with counterparties and custodians who may not properly segregate the Company’s investments. There are risks involved in dealing with the custodians or brokers who settle the Company’s trades, particularly with respect to non-U.S. positions. It is expected that all securities and other assets deposited with custodians or brokers will be clearly identified as being assets of the Company and hence the Company should not be exposed to a credit risk with respect to such parties. However, it may not always be possible to achieve this segregation and there may be practical or timing problems associated with enforcing the Company’s rights to its assets in the case of an insolvency of any such party.
The Company may invest in low grade debt securities, which could increase the risk of loss of the investment. The Company may trade in unrated or low grade debt securities that are subject to greater risk of loss of principal and interest than higher-rated debt securities. The Company may trade in debt securities that rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured on substantially all of that issuer’s assets. The Company may invest in debt securities that are not protected by financial covenants or limitations on additional indebtedness. In addition, evaluating credit risk for foreign debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult.
The Company may loan or pledge its securities to other parties, which may subject it to the risk of those parties’ financial condition. Pursuant to master securities lending agreements or similar agreements, the Company may lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash and securities in an amount equal to or greater than the current market value of the loaned securities, including any accrued interest or dividend receivable. The Company will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of the loaned securities to exercise such beneficial rights. Such loans will be terminable at any time.
It should be noted that some brokers may lend Company securities to third parties without notice to the Company or the Company and without providing any collateral to the Company. If a broker makes such loans of securities from the Company’s account, the Company may not be able to vote such securities. In addition, if a broker were to become insolvent in the United States, the Company would not have a claim against any specific assets of the broker, but would have a claim against the pool of assets held for the benefit of the broker’s customers. Jurisdictions outside of the United States may not provide any similar rights to the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2011	THE HALLWOOD GROUP INCORPORATED
	By:	/s/ Richard Kelley
Richard Kelley
Vice President and Chief Financial Officer